LOANS WITH AFFILIATES	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
LOANS WITH AFFILIATES	LOANS WITH AFFILIATES
Related party transactions are conducted in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.
Coastal GasLink Pipeline Limited Partnership
TC Energy holds a 35 per cent equity interest in Coastal GasLink LP and operates the Coastal GasLink pipeline.
Subordinated Loan Agreement
TC Energy has a subordinated loan agreement with Coastal GasLink LP under which the Company advances non-revolving loans at floating market-based interest rates to Coastal GasLink LP to fund capital costs associated with the Coastal GasLink Pipeline project.
Coastal GasLink LP partners, including TC Energy, are contractually obligated to contribute equity to Coastal GasLink LP to ultimately fund the settlement of amounts outstanding under the subordinated loan agreement, with an expectation that such equity will predominantly be contributed by TC Energy. Because of this expectation, amounts drawn under the subordinated loan agreement have been accounted for as in-substance equity contributions, presented as Contributions to equity investments in the Company’s Consolidated statement of cash flows. Repayments of amounts owed by Coastal GasLink LP to the Company have been accounted for as in-substance equity distributions, presented in Other distributions from equity investments in the Company's Consolidated statement of cash flows.
On December 17, 2024, following the declared commercial in-service of the pipeline, Coastal GasLink LP repaid the $3,147 million balance owing to TC Energy under the subordinated loan agreement. The Company's share of equity contributions required to fund Coastal GasLink LP's repayment of the outstanding loan balance amounted to $3,137 million. Unused committed capacity available for use by Coastal GasLink LP at December 31, 2025 was $163 million (December 31, 2024 – $228 million).
Subordinated Demand Revolving Credit Facility Agreement
The Company has a subordinated demand revolving credit facility agreement with Coastal GasLink LP to provide additional     short-term liquidity and funding flexibility to projects under construction. Facilities available through this agreement bear interest at floating market-based rates and have a combined capacity of $120 million at December 31, 2025 and 2024 with no outstanding balances at December 31, 2025 and 2024.
Sur de Texas
TC Energy holds a 60 per cent equity interest in a joint venture with IEnova Infraestructura Marina Holding B.V. (IEnova) to own the Sur de Texas pipeline, operated by TC Energy. On December 15, 2025, TC Energía Mexicana, S. de R.L. de C.V. (TCEM) entered into a subordinated demand revolving credit facility to borrow funds from the joint venture at a floating interest rate. The facility has a capacity of US$270 million, maturing in December 2028. At December 31, 2025, the unused capacity available for use by TCEM was $259 million (US$189 million) and the outstanding balance of the loan was $111 million (US$81 million), which is presented in Other long-term liabilities on the Company's Consolidated balance sheet.